BUSINESS FIRST BANCSHARES

Merger with Oakwood Bancshares, Inc.

April 25, 2024


BUSINESS FIRST BANCSHARES
NASDAQ: BFST
Nasdaq

LEGAL DISCLOSURES

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act. These forward-looking statements reflect the current views of Business First Bancshares, Inc. ("BFST" or "Business First") with respect to future events and Business First's financial performance. Any statements about Business First's expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as "anticipate," "believes," "can," "could," "may," "predicts," "potential," "should," "will," "estimate," "plans," "projects," "continuing," "ongoing," "expects," "intends" and similar words or phrases. Business First cautions that the forward-looking statements in this presentation are based largely on Business First's current expectations, estimates, forecasts and projections and management assumptions about the future performance of each of Business First, Oakwood Bancshares, Inc. ("Oakwood") and the combined company, as well as the businesses and markets in which they do and are expected to operate. These forward-looking statements are not guarantees of future performance and involve a number of known and unknown risks, uncertainties and assumptions that are difficult to assess and are subject to change based on factors which are, in many instances, beyond Business First's control. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the expected impact of the proposed transaction between BFST and Oakwood on the combined entities' operations, financial condition, and financial results; (2) the businesses of Business First and Oakwood may not be combined successfully, or such combination may take longer to accomplish than expected; (3) the cost savings from the proposed transaction may not be fully realized or may take longer to realize than expected; (4) operating costs, customer loss and business disruption following the proposed transaction, including adverse effects on relationships with employees, may be greater than expected; (5) regulatory approvals of the proposed transaction may not be obtained, or adverse conditions may be imposed in connection with regulatory approvals of the proposed transaction; (6) the Oakwood shareholders may not approve the proposed transaction; (7) the impact on Business First and Oakwood, and their respective customers, of a decline in general economic conditions that would adversely affect credit quality and loan originations, and any regulatory responses thereto; (8) potential recession in the United States and Business First's and Oakwood's market areas; (9) the impacts related to or resulting from bank failures and any continuation of the uncertainty in the banking industry, including the associated impact to Business First, Oakwood and other financial institutions of any regulatory changes or other mitigation efforts taken by government agencies in response thereto; (10) the impact of changes in market interest rates, whether due to continued elevated interest rates resulting in further compression of net interest margin or potential reductions in interest rates resulting in declines in net interest income; (11) the persistence of the current inflationary pressures, or the resurgence of elevated levels of inflation, in the United States and the Business First and Oakwood market areas; (12) the uncertain impacts of ongoing quantitative tightening and current and future monetary policies of the Board of Governors of the Federal Reserve System; (13) uncertainty regarding United States fiscal debt and budget matters; (14) cyber incidents or other failures, disruptions or breaches of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber-attacks; (15) competition from other financial services companies in Business First's and Oakwood's markets; or (16) current or future litigation, regulatory examinations or other legal and/or regulatory actions. Additional information regarding these risks and uncertainties to which Business First's business and future financial performance are subject is contained in Business First's most recent Annual Report on Form 10-K on file with the U.S. Securities and Exchange Commission (the "SEC"), including the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" of such documents, and other documents Business First files or furnishes with the SEC from time to time, which are available on the SEC's website, www.sec.gov. Actual results, performance or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements due to additional risks and uncertainties of which Business First is not currently aware or which it does not currently view as, but in the future may become, material to its business or operating results. Due to these and other possible uncertainties and risks, Business First can give no assurance that the results contemplated in the forward-looking statements will be realized and readers are cautioned not to place undue reliance on the forward-looking statements contained in this presentation. Any forward-looking statements presented herein are made only as of the date of this presentation, and Business First does not undertake any obligation to update or revise any forward-looking statements to reflect changes in assumptions, new information, the occurrence of unanticipated events, or otherwise, except as required by applicable law. All forward-looking statements, express or implied, included in the presentation are qualified in their entirety by this cautionary statement.

LEGAL DISCLOSURES

Non-GAAP Financial Measures

Statements included in this presentation include non-GAAP financial measures and should be read along with the accompanying tables, which provide a reconciliation of non-GAAP financial measures to GAAP financial measures. Non-GAAP financial measures that may be used in this presentation include: (i) core deposits, (ii) core net income, (iii) core earnings per share, (iv) core return on average assets, (v) tangible common equity, (vi) tangible assets, and (vii) tangible book value per share. Core net income excludes losses on former bank premises and equipment, losses on the sale of securities, insurance reimbursement of storm expenditures, gain on sale of branch, gain on extinguishment of debt, acquisition-related expenses, write-down on former bank premises, and storm repaid for occupancy and bank premises. Core earnings per share is core net income divided by average diluted shares outstanding. Core return on average assets is core net income divided by total average assets. Tangible common equity and tangible assets exclude goodwill and core deposits and other intangible assets, and tangible book value per share reflects the per share value of tangible common equity. Management believes that the non-GAAP financial measures used in this presentation provide meaningful information that allows readers to evaluate the ongoing performance of Business First and provide meaningful comparisons to its peers. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, any measure of performance or financial condition of Business First as promulgated under GAAP. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP. Numbers in this presentation may not sum due to rounding.

Additional Information and Where to Find it

This communication is being made with respect to the proposed transaction involving Business First and Oakwood. This material is not a solicitation of any vote or approval of the Oakwood shareholders and is not a substitute for the proxy statement/prospectus or any other documents that Business First and Oakwood may send to their respective shareholders in connection with the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities.

In connection with the proposed transaction, Business First will file with the SEC a Registration Statement on Form S-4 (the "Registration Statement") that will include a proxy statement of Oakwood and a prospectus of Business First, as well as other relevant documents concerning the proposed transaction. **Before making any voting or investment decisions, investors and shareholders are urged to read carefully the Registration Statement and the proxy statement/ prospectus regarding the proposed transaction, as well as any other relevant documents filed with the SEC and any amendments or supplements to those documents, because they will contain important information**. Oakwood will mail the proxy statement/prospectus to its shareholders. Shareholders are also urged to carefully review and consider Business First's public filings with the SEC, including, but not limited to, its proxy statements, its Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q, and its Current Reports on Form 8-K. Copies of the Registration Statement and proxy statement/prospectus and other filings incorporated by reference therein, as well as other filings containing information about Business First, may be obtained, free of charge, as they become available at the SEC's website at www.sec.gov. You will also be able to obtain these documents, free of charge, from Business First at www.b1BANK.com.

Participants in Solicitation

Business First, Oakwood and certain of their respective directors, executive officers and employees may, under the SEC's rules, be deemed to be participants in the solicitation of proxies of Oakwood's shareholders in connection with the proposed transaction. Information about Business First's directors and executive officers is available in its definitive proxy statement relating to its 2024 annual meeting of shareholders, which was filed with the SEC on April 10, 2024, and other documents filed by Business First with the SEC. Other information regarding the persons who may, under the SEC's rules, be deemed to be participants in the solicitation of proxies of Oakwood's shareholders in connection with the proposed transaction, and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus regarding the proposed transaction and other relevant materials to be filed with the SEC when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

b1BANK

MERGER WITH
OAKWOOD BANCSHARES, INC.

OAKWOOD BANK



KEY TRANSACTION THEMES

- **Continued investment in the Dallas market with over $650 million in loans and over $730 million in deposits to be acquired[(1)]**
  - Pro forma loans in the Dallas market over $2 billion
    - 44% of pro forma BFST loans in Texas
  - Long-term commitments from key Oakwood personnel

- **Oakwood operates a commercially oriented franchise, similar to BFST**
  - 45% commercial loans[(1)(2)]
  - 23% demand deposits[(1)]

- **Consistent with BFST's disciplined Texas expansion strategy**
  - Complementary expansion of Dallas distribution network
  - Adds talent with big-bank experience
  - Increases the overall Company's concentration in growth markets



DALLAS
SHREVEPORT
MONROE
JACKSON
BATON ROUGE
HOUSTON
LAFAYETTE
LAKE CHARLES
NEW ORLEANS
BUSINESS FIRST BANCSHARES, INC.
(48 Banking Centers(3), 1 Loan Production Office)
SMITH SHELLNUT WILSON, LLC
OAKWOOD BANCSHARES, INC.
(6 Locations(4))

Data Source: S&P Global Market Intelligence and Company Documents.
(1) Oakwood Bank Call Report data as of December 31, 2023.
(2) Includes C&I and Owner-Occupied CRE.
(3) Includes one closed full-service banking center in Rayville, LA that maintains an active ITM.
(4) Oakwood branch in Snyder, TX not shown on this map.

OAKWOOD BANK TRANSACTION RATIONALE

Strategically Positioned

- Well-positioned commercial banking platform in Dallas MSA
- Strengthens BFST's existing market-level leadership
- Market position strengthened with nine pro forma DFW locations
- Consistent with longer-term strategic objectives to diversify credit exposure, achieve scale in growth markets, and improve profitability

Financially Compelling

- Low-double-digit EPS accretion; 1.9 year TBVPS[(1)] earn-back expected
- Deliverable cost savings opportunities
- Improves liquidity and funding costs
- Increased capital accretion to support future organic growth

Minimal Execution Risk

- In market transaction; experienced acquiror mitigates execution risk
- Compatible cultures; business mix familiarity, approximately 45% of Oakwood's loans are commercial[(2)]
- Business-focused relationships and low transaction count aids integration
- Long-term commitments from Oakwood's top producers plus Oakwood's Founder and CEO, Roy Salley, remaining involved as Regional Chairman, Dallas

(1) TBVPS reflects total common equity, adjusted to exclude total intangible assets. Earn-back calculated utilizing the crossover method.
(2) Includes C&I and Owner-Occupied CRE. Represents loan composition as of December 31, 2023.

OVERVIEW OF OAKWOOD BANCSHARES, INC.

- Headquartered in Dallas, Texas
- $843 million in assets institution operating from 4 central locations in Dallas, with additional branches in Snyder, TX and Oakwood, TX
  - $654 million in loans; $732 million in deposits
- Commercial banking focus
  - 45% commercial loans(1)
  - 23% demand deposits
- Experienced team of Oakwood producers, all having 10–20+ years experience in the Dallas Market
- Strong credit quality with nonperforming assets to total assets of 0.48% as of December 31, 2023



Oakwood Bancshares, Inc. (4 DFW banking centers)(2)
Carrollton
Coppell
Grapevine
Farmers Branch
Garland
Rowlett
Rockwall
Irving
Dallas
Mesquite
Arlington
2 banking centers >$100 mm in deposits
1 banking center between $50-$100 mm in deposits

Oakwood Bank Financial Highlights

(Dollars in millions)

	Year Ended December 31,			
Balance Sheet	**2020**	**2021**	**2022**	**2023**
Assets	$ 639	$ 703	$ 807	$ 843
Gross Loans (Excl. HFS)	495	549	670	654
Deposits	544	618	640	732
Total Equity	63	74	86	91
Profitability (%)				
Net Income	$ 2.71	$ 2.77	$ 7.72	$ 5.03
ROAA	0.49	0.41	1.03	0.63
ROAE	4.81	3.90	9.52	5.68
Net Interest Margin	3.14	2.91	3.81	3.90
Efficiency Ratio	75.3	77.7	60.4	68.5
Noninterest Income / Avg. Assets	0.15	0.12	0.18	0.19
Balance Sheet Ratios (%)				
Loans / Deposits	91.0	88.8	104.7	89.3
Leverage Ratio	9.1	9.5	10.4	10.2
Total Risk-Based Capital Ratio	10.8	11.5	10.7	11.7
Asset Quality (%)				
NPAs / Assets	0.01	0.01	0.00	0.48
NPLs / Loans	0.02	0.01	0.00	0.62
Reserves / Gross Loans	0.61	0.67	0.72	0.65
Reserves / NPLs	NM	NM	NM	105.8
NCOs / Avg. Loans	0.01	0.00	0.00	0.62

Business Mix



26.7%
2.6%
12.3%
6.7%
44.9% Commercial(1)
10.0%
3.4%
38.2%
C&I
Non-O/O CRE
1-4 Family
Consumer & Other
O/O CRE
Multi-Family
Construction & Land



34.8%
23.2%
65.2% Transaction Accounts
0.4%
41.6%
Demand
Savings & MMDA
NOW & Other Trans.
Time Deposits

Q4'23 Total Loan Yield	7.23%
Q4'23 Total Deposit Cost	3.62%

Data Source: S&P Global Market Intelligence and Company Documents.
Note: Bank-level financial data as of December 31, 2023.
(1) Includes C&I and Owner-Occupied CRE.
(2) Branches located in Snyder, TX and Oakwood, TX not shown on this map.

ACCELERATING ORGANIC DALLAS EXPANSION STRATEGY

- **Since 2017, BFST has executed on a multi-year, organic growth strategy in the Dallas, Texas market**
  - Successful ramp up from 1 LPO to 5 full-service banking centers
  - BFST currently has over $1.3 billion loans outstanding in the Dallas market as of December 31, 2023, with 16 producers / commercial bankers
  - Loan pipeline remains strong with approximately 44% of Q1'24 net loan growth driven by the Dallas-Fort Worth market; C&I remains the main contributor to overall loan production
  - As of December 31, 2023, our Dallas based Financial Institutions Group held approximately $191 million in deposits from 60 financial institutions and $440 million in loans participated to over 63 banks



1 Addison Banking Center
LPO: November 2017
Full Service: May 2018
Loans: $136mm Deposits: $64mm

2 Heath Banking Center
Opened: December 2019
Loans: $346mm Deposits: $45mm

3 Frisco Banking Center
Opened: March 2021
Loans: $560mm Deposits: $140mm

4 Dallas Uptown Banking Center
Opened: May 2022
Loans: $218mm Deposits: $39mm

5 McKinney Banking Center
Opened: September 2023
Loans: $113mm Deposits: $40mm

2017:
- Addison LPO Opens
- $21mm Dallas Loans(1)
- 4 FTEs

2018:
- Addison LPO converts to full-service banking center
- $52mm Dallas Loans(1)
- 9 FTEs

2019:
- Heath Banking Center Opens
- $211mm Dallas Loans(1)
- 21 FTEs

2020:
- Dallas Financial Institution Group Lift-out
- $403mm Dallas Loans(1)
- 28 FTEs

2021:
- Frisco Banking Center Opens
- $635mm Dallas Loans(1)
- 37 FTEs

2022:
- Uptown Banking Center Opens
- $1.16B Dallas Loans(1)
- 51 FTEs

2023:
- McKinney Banking Center Opens
- $1.37B Dallas Loans(1)
- 53 FTEs

2017 | 2018 | 2019 | 2020 | 2021 | 2022 | 2023

Data Source: Company Documents.
(1) Loans as of December 31st for each year end period.

DALLAS FRANCHISE COMBINATION

Standalone BFST (December 31, 2023)



McKinney
Princeton
Lowry Crossing
Frisco
Fairview
Sachse
Addison
Richardson
Garland
Rowlett
Heath
University Park
Highland Park
Sunnyvale
Dallas
Mesquite
Forney
Balch Springs

Balance Sheet (12/31/23)

- Total Assets: $6.6B
- Total Loans: $5.0B
  - TX Loans: $1.9B
- Total Deposits: $5.2B
  - TX Deposits: $0.9B
- ~37% of Credit Exposure in TX

Pro Forma Oakwood Partnership



McKinney
Princeton
Lowry Crossing
Frisco
Fairview
Sachse
Addison
Richardson
Garland
Rowlett
Heath
Highland Park
Sunnyvale
Dallas
Mesquite
Forney
Balch Springs

Balance Sheet (12/31/23)[1]

- Total Assets: $7.4B
- Total Loans: $5.6B
  - TX Loans: $2.5
- Total Deposits: $6.0B
  - TX Deposits: $1.6B
- ~44% of Credit Exposure in TX

Data Source: S&P Global Market Intelligence, and Business First internal branch financial data.

(1) Pro forma balance sheet figures reflect 12/31/23 for Oakwood and BFST, excluding purchase accounting adjustments.

PRO FORMA FOOTPRINT



DALLAS / FORT WORTH REGION
NORTH LOUISIANA REGION
HOUSTON REGION
SOUTHWEST LOUISIANA REGION
CAPITAL REGION
GREATER NEW ORLEANS REGION
BAYOU REGION

Dallas-Fort Worth Region[1] (Oakwood)

# of Banking Centers:	11
Total Loans:	$2,027.0
Total Deposits:	$1,059.1
Deposits / Banking Center	$96.3

North Louisiana Region

# of Banking Centers[2]:	9
Total Loans:	$865.9
Total Deposits:	$856.2
Deposits / Banking Center[3]	$107.0

Capital Region

# of Banking Centers:	8
Total Loans:	$682.1
Total Deposits:	$811.2
Deposits / Banking Center:	$101.4

Houston Region

# of Banking Centers:	5
Total Loans:	$479.1
Total Deposits:	$538.8
Deposits / Banking Center	$107.8

Greater New Orleans Region

# of Banking Centers:	2
# of LPOs:	1
Total Loans:	$764.8
Total Deposits:	$315.6
Deposits / Banking Center:	$157.8

Southwest Louisiana Region

# of Banking Centers:	13
Total Loans:	$516.9
Total Deposits:	$1,045.4
Deposits / Banking Center	$80.4

Bayou Region

# of Banking Centers:	6
Total Loans:	$308.0
Total Deposits:	$603.7
Deposits / Banking Center:	$100.6

Data Source: Company Documents.
Note: Dollars in millions. Financial data as of December 31, 2023. Deposit balances do not tie to consolidated figures as a result of wholesale deposits, timing differences and other items recorded at the corporate level. Loan amounts based on outstanding loan balance before accounting adjustments. Loan balances include balances at LPOs.
(1) Includes Oakwood locations in Snyder, TX and Oakwood, TX.
(2) Includes one standalone ITM.
(3) Excludes standalone ITM from calculation.

LOAN AND DEPOSIT COMPOSITION BY REGION


Current BFST(1)
Pro Forma(1)
Loans
9.6%
13.7%
27.5%
37.1%
Texas
17.4%
10.4%
15.3%
6.2%
8.5%
12.1%
35.9%
44.4%
Texas
15.3%
9.2%
5.5%
13.6%
Capital
Greater New Orleans
North Louisiana
Dallas
Southwest Louisiana
Houston
Bayou
Deposits
12.0%
18.0%
7.3%
7.0%
19.3%
Texas
19.0%
13.4%
23.2%
10.3%
15.5%
20.3%
30.6%
Texas
16.4%
6.0%
11.5%
20.0%

Estimated 44%+ of pro forma BFST credit exposure will be in Texas

Pro Forma(2)

Gross Loans / Deposits: 94.3%

Deposits / Banking Center: $111mm

Data Source: Company Documents.
Note: BFST and Oakwood data as of December 31, 2023.
(1) Excludes purchase accounting adjustments. Current and pro forma financial data as of December 31, 2023. Deposit balances do not tie to consolidated figures as a result of wholesale deposits, timing differences and other items recorded at the corporate level. Loan amounts based on outstanding loan balance before accounting adjustments. Loan balances include balances at LPOs.
(2) Reflects consolidated financial data as of December 31, 2023.

PRO FORMA LOAN AND DEPOSIT COMPOSITION

Business First Bancshares, Inc.


10.0%
13.4%
11.5%
2.2%
21.5%
18.4%
41.4% Commercial
23.0%

Loans ($000)		
Construction & Land	$ 669,798	13.4%
1-4 Family	574,797	11.5%
Multi-Family	108,432	2.2%
Non-O/O CRE	1,072,280	21.5%
O/O CRE	916,728	18.4%
C&I	1,150,434	23.0%
Consumer / Other	501,151	10.0%
Total Loans	$ 4,993,620	100.0%

MRQ Yield on Total Loans	6.92%

Oakwood Bank


3.4%
10.0%
12.3%
2.6%
26.7%
6.7%
44.9% Commercial
38.2%

Loans ($000)		
Construction & Land	$ 65,550	10.0%
1-4 Family	80,656	12.3%
Multi-Family	17,051	2.6%
Non-O/O CRE	174,531	26.7%
O/O CRE	43,748	6.7%
C&I	249,810	38.2%
Consumer / Other	22,341	3.4%
Total Loans	$ 653,687	100.0%

MRQ Yield on Total Loans	7.23%

Pro Forma[1]


9.3%
13.0%
11.6%
2.2%
22.1%
17.0%
41.8% Commercial
24.8%

Loans ($000)		
Construction & Land	$ 735,348	13.0%
1-4 Family	655,453	11.6%
Multi-Family	125,483	2.2%
Non-O/O CRE	1,246,811	22.1%
O/O CRE	960,476	17.0%
C&I	1,400,244	24.8%
Consumer / Other	523,492	9.3%
Total Loans	$ 5,647,307	100.0%

Business First Bancshares, Inc.


11.9%
26.4%
12.1%
36.7%
12.9%

Deposits ($000)		
Demand Deposits	$ 1,387,578	26.4%
NOW & Other	636,410	12.1%
MMDA & Savings	1,929,791	36.7%
Retail CDs	677,763	12.9%
Jumbo CDs	623,336	11.9%
Total Deposits	$ 5,254,878	100.0%

Loan to Deposit Ratio	95.0%

Oakwood Bank


10.0%
23.2%
0.4%
41.6%
24.8%

Deposits ($000)		
Demand Deposits	$ 170,071	23.2%
NOW & Other	3,020	0.4%
MMDA & Savings	304,218	41.6%
Retail CDs	181,514	24.8%
Jumbo CDs	72,855	10.0%
Total Deposits	$ 731,678	100.0%

Loan to Deposit Ratio	89.3%

Pro Forma[1]


11.6%
26.0%
10.7%
37.3%
14.4%

Deposits ($000)		
Demand Deposits	$ 1,557,649	26.0%
NOW & Other	639,430	10.7%
MMDA & Savings	2,234,009	37.3%
Retail CDs	859,277	14.4%
Jumbo CDs	696,191	11.6%
Total Deposits	$ 5,986,556	100.0%

Loan to Deposit Ratio	94.3%

Data Source: S&P Global Market Intelligence, Company Documents.
Note: Dollars in thousands. BFST consolidated data as of December 31, 2023. Oakwood Bank Call Report data as of December 31, 2023.
(1) Excludes purchase accounting adjustments.

TRANSACTION TERMS

Transaction Consideration	• Aggregate consideration value of approximately $85.7 million based on fixed exchange ratio of 0.5112 BFST shares for each outstanding Oakwood share, subject to adjustment pursuant to the terms of the reorganization agreement – 100% stock consideration – 3,973,469 BFST shares expected to be issued (inclusive of shares to be issued to holders of Oakwood restricted stock and restricted stock units) • Oakwood stock options to convert into BFST options at close • Pro forma ownership: 86.5% BFST / 13.5% Oakwood
Transaction Valuation(1)(2)	• $85.7 million aggregate value – Represents $11.03 per share(1) • P / TBV = 106%(1) • P / FY 2024 Estimated Core EPS + Cost Saves = 5.4x(1)(2) • Core Deposit Premium = 1.0%(1)(3) • Pay-to-trade ratio: 92%(1)
Personnel	• Retention agreements have been executed with key producers at Oakwood • Retention pool has been established for other key employees • Roy Salley, Oakwood's CEO, to join BFST as Regional Chairman, Dallas • William Hall, Oakwood's Chairman, to be appointed to the Board of Directors of BFST and b1BANK
Required Approvals	• Customary regulatory approvals and approval of Oakwood shareholders
Expected Closing	• Q4'24

Data Source: S&P Global Market Intelligence and Company Documents.

(1) Transaction valuation is based on Oakwood's financial results as of December 31, 2023. P / TBVPS multiple reflects Oakwood's common share count as of December 31, 2023, adjusted to include Oakwood's $7.1 million subordinated debt that converted to common stock during March 2024. Aggregate transaction value and respective valuation multiples reflect BFST closing stock price of $21.57, as of April 22, 2024. Pro forma EPS multiple reflects consensus analyst mean EPS estimates, as of April 22, 2024.

(2) Reflects fully-realized cost saves, for illustrative purposes.

(3) Core deposits defined as total deposits less jumbo deposits greater than $250,000.

DUE DILIGENCE PROCESS

Due Diligence Process Overview	• Conducted comprehensive due diligence over a ~60 day period • Experienced M&A team that has worked together on multiple successful transactions for BFST
Credit Diligence	• Credit review conducted by internal team of experienced underwriters • Reviewed ~87% of total loan portfolio • Reviewed over 90% of each of the following loan categories: – Watch List (Classified Loans); 100% of substandard loans reviewed – Construction and Development Loans – Office Loans; 100% reviewed – Hotel/Motel Loans; 100% reviewed – Notes Receivable Loans; 100% reviewed – Retail Loans – Large loans; 100% of loans with commitment greater than $2.5MM • Nonperforming loan diligence encompassed 100% of Non-Accrual loans
Purchase Accounting Adjustments	• Engaged Abrigo to review the CDI and marks on loan portfolio and time deposits
Corporate and Operational Due Diligence	• Comprehensive review of corporate and operational issues – BFST is satisfied with Oakwood's efforts to improve CRA performance following the findings in the 2022 Community Reinvestment Act Performance Evaluation • Operations team conducted a deep dive on all major operations-related contracts

KEY TRANSACTION ASSUMPTIONS

Estimated Cost Savings	• **Approximately $9.3 million, or 38% of total FY 2024 estimated Oakwood's noninterest expense** – Approximately 6% cost saves expected to be realized in 2024, approximately 70% cost savings recognized in 2025, with 100% recognized in 2026 and thereafter – Phase-in of cost savings assumes weekend of May 30, 2025 core data processing systems conversion

Loan Mark	• **$11.6 million, net**
	– $11.0 million gross credit mark (1.68% of Oakwood's 12/31/23 loans, 2.6x 12/31/23 ACL)
	  – 86% of credit mark allocated to purchase credit deteriorated loans ("PCD") (35% accreted into earnings over 4 years)
	  – 14% of credit mark allocated to non-PCD loans (100% accreted into earnings over 4 years)
	  – Day-two CECL reserve of 246% of non-PCD credit mark; $3.7 million net impact to equity
	– $4.9 million interest rate mark (100% accreted into earnings over 4 years)
	• **Oakwood's ACL as of December 31, 2023, totaled $4.3 million**

CDI	• **Equal to 1.50% of Oakwood's 12/31/23 non-time deposits ($7.1 million)** – Accelerated amortization over 10-years
Holding Company Subordinated Debt	• **$7.1 million convertible holding company sub-debt converted into common stock during March 2024**
Transaction Expenses	• **$14.0 million pre-tax; approximately 89% tax-deductible at 21.0% effective tax rate**
Other	• **$0.7 million deposit discount on Oakwood's time deposits, accreted into earnings over 12-months** • **Oakwood's AOCI of $1.2 million is accreted into earnings seven years post-closing** – Pro forma assumes standalone BFST AOCI is recognized over expected effective life of securities portfolio

ESTIMATED FINANCIAL IMPACT

	GAAP Financial Impact		Non-GAAP Financial Impact *Excluding AOCI, Rate Marks, and CECL*[1]	
Earnings Impact[2]	$0.07 2.8% 2024 EPS Accretion	$0.26 10.1% 2025 EPS Accretion	$0.05 2.3% 2024 EPS Accretion	$0.22 8.4% 2025 EPS Accretion
Tangible Book Value Impact[3]	(2.7%)	1.9 Years Earn-back	(1.7%)	1.3 Years Earn-back
Pro Forma Consolidated Capital[4]	7.5% TCE / TA 10.2% Tier 1 Ratio	9.4% Leverage Ratio 12.3% TRBC Ratio	7.5% TCE / TA 10.3% Tier 1 Ratio	9.5% Leverage Ratio 12.3% TRBC Ratio

Data Source: Company Documents.
Note: Pro forma transaction consequences assume a Q4'24 close date.
(1) Assumes removal of all purchase accounting interest rate marks, AOCI, and CECL day-two reserve.
(2) Pro forma impact reflects consensus analyst estimates as of April 22, 2024.
(3) Tangible book value earn-back calculated using the crossover method.
(4) Reflects estimated capital at close. Assumes a Q4'24 transaction close.

CONCLUSION

- Low-risk transaction in existing high-growth DFW market
- Transaction consistent with BFST growth strategy
- Complementary commercial banking focus
- Local banking talent joining BFST with long-term commitments
- Established Dallas platform from which to expand
- Enhanced scale at $7.4B in pro forma assets
- Approximately 44% of pro forma loans in Texas
- Attractive financial impact


b1BANK
DALLAS
TEXAS